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                                                                    EXHIBIT 10.5

                          PLEDGE AND SECURITY AGREEMENT


                  PLEDGE AND SECURITY AGREEMENT dated as of September 23, 2002 (this "Agreement"), made by Iron Age Holdings Corporation, a Delaware corporation ("Parent"), Iron Age Corporation, a Delaware corporation ("Iron Age"), Falcon Shoe Mfg., Co., a Maine corporation ("Falcon" and, together with Iron Age, each a "Borrower" and collectively, the "Borrowers"), and certain other subsidiaries of the Parent party to the Guaranty referred to below (each a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors", together with the Parent, each a "Guarantor" and collectively, the "Guarantors", and together with the Borrowers, each a "Pledgor" and collectively, the "Pledgors"), in favor of Foothill Capital Corporation, as agent for the Lenders party to the Loan Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Parent, the Borrowers, the lenders from time to time party thereto (the "Lenders"), and the Agent, are parties to a Loan and Security Agreement, dated as of September 23, 2002 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

                  WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make revolving credit loans and term loans (each a "Loan" and collectively, the "Loans") to the Borrowers and to assist the Borrowers in obtaining letters of credit (the "Letters of Credit") in an aggregate principal amount at any one time outstanding not to exceed the Total Commitment (as defined in the Loan Agreement);

                  WHEREAS, the Subsidiary Guarantors have guaranteed the repayment of all obligations under the Loan Agreement pursuant to a Guaranty dated as of the date hereof, made by the Subsidiary Guarantors in favor of the Agent (such Guaranty, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Guaranty");

                  WHEREAS, it is a condition precedent to the Lenders making any Loan or assisting the Borrowers in obtaining the issuance of Letters of Credit pursuant to the Loan Agreement that each Pledgor shall have executed and delivered to the Agent a pledge and security agreement providing for the pledge to the Agent for the benefit of the Lenders of, and the grant to the Agent for the benefit of the Lenders of, a security interest in all indebtedness from time to time owing to any Pledgor and all of the outstanding shares of capital stock or other equity from time to time owned by each Pledgor of each subsidiary and other corporation or other entity now or hereafter existing and in which such Pledgor has any interest at any time;

                  WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time
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by each Pledgor often being provided through financing obtained by the other
Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

                  WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and are in the best interest of such Pledgor.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans and to assist the Borrowers in obtaining the issuance of Letters of Credit, in each case pursuant to the Loan Agreement, the Pledgors hereby jointly and severally agree with the Agent, for the benefit of the Lenders, as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

                  SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in and Lien on such Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

                  (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Agent pursuant to the terms of the Loan Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                  (b) the shares of stock, partnership interests, member interests and other equity interests described in Schedule II hereto (the "Pledged Shares"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the corporations, limited partnerships and limited liability companies described in such Schedule II (the "Existing Subsidiaries"), the certificates (if any) representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;


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                  (c) the shares of stock, partnership interests, member
interests or other equity interests at any time and from time to time acquired by such Pledgor of any and all Persons now or hereafter existing, all or a portion of such stock, partnership interests, member interests or other equity interests now or hereafter owned by any Pledgor and issued by any Subsidiary of a Pledgor (or, in the case of each Subsidiary of a Pledgor organized outside of the United States and Canada (each, a "Foreign Subsidiary"), 65% of such shares of stock, partnership interests, member interests and other equity interest now or hereafter owned by such Pledgor and issued by any Foreign Subsidiary of such Pledgor) and by any other corporation, partnership, limited liability company, trust or any other Person (together with the Existing Subsidiaries, collectively, the "Issuers"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument and whether now or hereafter owned by a Pledgor (together with the Pledged Shares, collectively, the "Pledged Securities"), the certificates (if any) representing the Pledged Securities, shares, partnership interests, member interests or other interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities and such other shares, partnership interests member interests or other interests;

                  (d) all additional shares of stock, partnership interests, member interests or other equity interests, from time to time acquired by such Pledgor, of any Issuer, the certificates (if any) representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity;

                  (e) all investment property, financial assets, securities, capital stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness of such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

                  (f) all security entitlements of such Pledgor in any and all of the foregoing; and

                  (g) all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Pledgors, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by the Pledgors to the Agent or the Lenders in respect of the Loan


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Agreement and all other Loan Documents, including, without limitation, (i)
principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Pledgor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), (ii) in the case of a Guarantor, all amounts from time to time owing by such Pledgor in respect of its guaranty made pursuant to, in the case of the Parent, the Loan Agreement or, in the case of any Subsidiary Guarantors, the Guaranty to which it is a party, including all obligations guaranteed by such Pledgor and (iii) all fees, commissions, reimbursement obligations and repayment obligations in respect of all Letters of Credit and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Loan Agreement and any other Loan Document; and

                  (b) the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of the Loan Agreement and all other Loan Documents.

                  SECTION 4. Delivery of the Pledged Collateral.

                  (a) (i) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Securities shall be delivered to the Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Agent pursuant to the terms of this Agreement or the Loan Agreement (the "Additional Collateral") shall be delivered to the Agent promptly upon the receipt thereof by or on behalf of any of the Pledgors. All such promissory notes, certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Agent. If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, such Pledgor shall cause the Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause or direct each issuer of such securities to agree that it will comply with instructions originated by the Agent with respect to such securities without further consent by such Pledgor. If any Pledged Collateral consists of security entitlements, such Pledgor shall transfer such security entitlements to the Agent (or its custodian, nominee or other designee ), or cause or direct the applicable securities intermediary to agree that it will comply with entitlement orders by the Agent without further consent by such Pledgor.

                  (ii) Within 5 Business Days of the receipt by a Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment") shall be delivered to the Agent, in respect of the Additional Collateral to be pledged pursuant to this Agreement and the Loan Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules I or II hereto, as the case may be. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have


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made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

                  (b) If any Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent in accordance with the terms hereof, shall segregate it from such Pledgor's other property and shall deliver it by customary means of delivery forthwith to the Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent for the benefit of the Lenders as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 5. Representations and Warranties. Each Pledgor jointly and severally represents and warrants as follows:

                  (a) Each Pledgor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and
(ii) has all requisite power and authority to execute, deliver and perform this Agreement.

                  (b) The execution, delivery and performance by each Pledgor of this Agreement (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or bylaws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or affecting it or any of its properties, and (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement.

                  (c) The Existing Subsidiaries set forth in Schedule II hereto are the Pledgors' only Subsidiaries existing on the date hereof. The Pledged Securities have been duly authorized and validly issued, are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule II hereto, the Pledged Shares constitute 100% (or, in the case of each Foreign Subsidiary, 65%) of the issued shares of capital stock, partnership interests or member interests of the applicable Issuer as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

                  (d) The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and


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delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  (e) Each Pledgor is and will be at all times the legal and beneficial owner of its Pledged Collateral free and clear of all Liens except for the Lien created by this Agreement and Permitted Liens.

                  (f) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or affecting any Pledgor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement or the other Loan Documents.

                  (g) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the Lien purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

                  (h) This Agreement creates a valid Lien in favor of the Agent in the Pledged Collateral, as security for the Obligations. The Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Securities and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral constituting certificates, instruments or cash in which any of the Pledgors obtains rights after the date hereof, will be, a perfected, first priority Lien, subject only to Permitted Liens. All action necessary or desirable to perfect and protect such Lien has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

                  SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding or any Commitment shall not have been terminated, each Pledgor will, unless the Agent shall otherwise consent in writing:

                  (a) keep adequate records concerning the Pledged Collateral and permit the Agent or any agents, designees or representatives thereof from time to time hereafter but, absent a continuing Event of Default, upon reasonable notice and during normal business hours, to examine and make copies of and abstracts from such records pursuant to the terms of the Loan Agreement;

                  (b) at the Pledgors' joint and several expense, promptly deliver to the Agent a copy of each notice or other communication received by it in respect of the Pledged Collateral;


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                  (c) at the Pledgors' joint and several expense, defend the
Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                  (d) at the Pledgors' joint and several expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable or that the Agent may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

                  (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by the Loan Agreement;

                  (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the Lien created hereby and any Permitted Liens;

                  (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents;

                  (h) except to the extent permitted in the Loan Agreement, not permit the issuance of (i) any additional shares of any class of capital stock of any Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

                  (i) not take or fail to take any action which would in any manner impair the enforceability of the Agent's security interest in and a Lien on any Pledged Collateral.

                  SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) the Pledgors may exercise any and all voting and
other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; provided, however, that (A) no Pledgor will exercise or refrain from exercising any such right, as the case may be, if the Agent gives a Pledgor notice that, in the Agent's judgment, such action (or inaction) could reasonably be expected to have a Material Adverse Change and (B) each Pledgor will give the Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which could reasonably be expected to have a Material Adverse Change;


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                  (ii) the Pledgors may receive and retain any and all
dividends, interest payments or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Loan Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, distribution or interest payment which at the time of such dividend, distribution or interest payment was not permitted by the Loan Agreement shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of such Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations; and

                  (iii) the Agent will execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) all rights of each Pledgor to exercise the voting
and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                           (ii) the Agent is authorized to notify each debtor
with respect to the Pledged Debt to make payment directly to the Agent and may collect any and all moneys due or to become due to any Pledgor in respect of the Pledged Debt, and each of the Pledgors hereby authorizes each such debtor to make such payment directly to the Agent without any duty of inquiry;

                           (iii) without limiting the generality of the
foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and


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all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                           (iv) all dividends, distributions, interest and other
payments which are received by any of the Pledgors contrary to the provisions of
Section 7(b)(i) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgors, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

                           (v) each Pledgor will execute and deliver (or cause
to be executed and delivered) to the Agent all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(b) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (i) of this
Section 7(b).

                  SECTION 8. Additional Provisions Concerning the Pledged Collateral.

                  (a) To the maximum extent permitted by applicable law, each Pledgor (i) authorizes the Agent during the continuance of an Event of Default to execute any such agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments or other documents in such Pledgor's name in any appropriate filing office, (ii) authorizes the Agent to file any financing statements required hereunder or under any other Loan Document, and any continuation statements or amendments with respect thereto, in any appropriate filing office without the signature of such Pledgor and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Pledgor prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledge Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (b) Each Pledgor hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's Permitted Discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after the termination of all of the Commitments.

                  (c) If any Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.


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                  (d) The powers conferred on the Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e) The Agent may in its Permitted Discretion at any time after the occurrence and during the continuation of an Event of Default (i) without notice to any Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Pledgor of the time and place of any public sale of Pledged Collateral owned by such Pledgor or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Each Pledgor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

                  (c) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as is set forth in the Loan Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations after all Commitments have been terminated shall be paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus.

                  (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in the Loan Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Agent to collect such deficiency.

                  SECTION 10. Indemnity and Expenses.

                  (a) Each Pledgor jointly and severally agrees to indemnify and hold harmless the Agent (and all of its respective officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities obligations, penalties, and reasonable costs and expenses (including, without limitation, reasonable legal fees and disbursements of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) Each Pledgor jointly and severally agrees to pay to the Agent upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Pledgor, to such Pledgor at the address of the Administrative Borrower specified in the Loan Agreement; if to the Agent, to it at its address specified in the Loan Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, if transmitted on a Business Day and, if not, on the next Business Day or (iii) if delivered by hand delivery or overnight courier service, upon delivery, if delivered on a Business Day and, if not, on the next Business Day.

                  SECTION 12. Security Interest Absolute. All rights of the Agent and the Lenders, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of, or consent to departure from, any guaranty for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

                  SECTION 13. Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any of the Pledgors therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the Loan Documents are cumulative and are in addition to, and not exclusive of, any other rights or remedies provided by law. The rights of the Agent and the Lenders under the applicable Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent or the Lenders to exercise any of their rights under any other document against such party or against any other Person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the termination of all of the Commitments and (ii) be binding on each Pledgor and, by its acceptance hereof, the Agent, and its respective successors and assigns, and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Agent and the Lenders may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Lender shall mean the assignee of the Agent or such Lender. None of the rights or obligations of any of the Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations after the termination of all of the Commitments (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors and (ii) the Agent will, upon the Pledgors' request and at the Pledgors' expense, (A) return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors, without recourse, representation or warranty, such documents as the Pledgors shall reasonably request to evidence such termination.

                  (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

                  (g) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

                  (h) All of the Obligations of the Pledgors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Pledged

Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Agent shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

                  SECTION 14. Submission to Jurisdiction; Waivers. Each Pledgor hereby irrevocably and unconditionally:

                  (a) Submits for itself and its property in any action, suit or proceeding relating to this Pledge Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

                  (b) Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) Irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor, at its address set forth in Section 11 hereof or at such other address of which the Agent shall have been notified pursuant thereto;

                  (d) To the extent that such Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Pledgor hereby irrevocably waives such immunity in respect of its obligations under this Agreement;

                  (e) Agrees that nothing herein shall affect the right of the Agent to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (f) Waives any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  SECTION 15. Jury Trial Waiver. EACH PLEDGOR AND THE AGENT (BY ITS ACCEPTANCE OF THIS AGREEMENT) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY AMENDMENT, MODIFICATION OR OTHER DOCUMENT NOW OR HEREAFTER DELIVERED IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                      IRON AGE HOLDINGS CORPORATION


                                      By: Bart R. Huchel
                                          --------------------------------------
                                          Name: Bart R. Huchel
                                          Title: Vice President/Finance, CFO and
                                          Treasurer


                                      IRON AGE CORPORATION


                                      By: Bart R. Huchel
                                          --------------------------------------
                                          Name: Bart R. Huchel
                                          Title: Vice President/Finance, CFO and
                                          Treasurer


                                      FALCON SHOE MFG., Co.


                                      By: Bart R. Huchel
                                          --------------------------------------
                                          Name: Bart R. Huchel
                                          Title: Treasurer


                                      IRON AGE INVESTMENT COMPANY


                                      By: Bart R. Huchel
                                          --------------------------------------
                                          Name: Bart R. Huchel
                                          Title: President


                                      IA VISION ACQUISITION, Co.


                                      By: Bart R. Huchel
                                          --------------------------------------
                                          Name: Bart R. Huchel
                                          Title: Vice President and Treasurer

                   SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT


                                  Pledged Debt


Name of Maker                 Description              Original Principal Amount
-------------                 -----------              -------------------------

                  SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT


                                                                 Pledged Shares

                        Record               Number of                   Number of                               Certificate
Name of Issuer          Owner              Shares Pledged            Shares Outstanding           Class             No.(s)
--------------          -----              --------------            ------------------           -----             ------


                                  SCHEDULE III

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated September 23, 2002, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of September 23, 2002 (the "Pledge Agreement"), made by Iron Age Holdings Corporation, in favor of Foothill Capital Corporation, as Agent for the Lenders party to the Loan Agreement referred to in the Pledge Agreement, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Agent and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.


                                  Pledged Debt

Name of Maker                     Description          Original Principal Amount
-------------                     -----------          -------------------------




                                 Pledged Shares

Name of Issuer         Number of Shares          Class         Certificate No(s)
--------------         ----------------          -----         -----------------



                                    [PLEDGOR]


                                    By:  Bart R. Huchel
                                         --------------------------------------
                                         Name: Bart R. Huchel
                                         Title: Vice President/Finance, CFO and
                                         Treasurer